SUPPLEMENT DATED DECEMBER 15, 2008
TO

PROSPECTUS DATED MAY 1, 2008
FOR FUTURITY II AND FUTURITY III

PROSPECTUS DATED JULY 18, 2006
FOR FUTURITY FOCUS

AND PROSPECTUS DATED MAY 1, 2006
FOR FUTURITY ACCOLADE, FUTURITY FOCUS, FUTURITY FOCUS II AND FUTURITY

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

On November 10, 2008, the Board of Trustees of J.P. Morgan Series Trust II (the "Trust") approved, subject to shareholder approval and the satisfaction of certain other conditions, the merger of each of the following Trust’s series (each, a "Portfolio") into compatible series of JPMorgan Insurance Trust, another JPMorgan trust offering funds to various insurance companies as investment options for variable annuity contracts and variable life insurance policies:

ACQUIRED PORTFOLIOS		ACQUIRING PORTFOLIOS

JPMorgan International Equity Portfolio	merges with and into	JPMorgan Insurance Trust International Equity Portfolio

JPMorgan Small Company Portfolio	merges with and into	JPMorgan Insurance Trust Small Cap Equity Portfolio

JPMorgan U.S. Large Cap Core Equity Portfolio	merges with and into	JPMorgan Insurance Trust Diversified Equity Portfolio

It is expected that this approval will be sought at a shareholder meeting expected to be held on or about April 1, 2009. If shareholders approve the proposal relating to the merger of the portfolios of the Trust, and all other conditions are satisfied or waived, shortly after shareholder approval, all of the assets of each of the Acquired Portfolios will be transferred to the respective Acquiring Portfolios and shareholders of the Acquired Portfolios will receive shares of the respective Acquiring Portfolios in exchange for their shares.

Please retain this supplement with your prospectus for future reference.

Futurity II, Focus, Accolade, Focus II, Select 4, Focus, Futurity III                                                                                                                                           12/08